Exhibit 10.1

CREDIT LOAN AGREEMENT

授信借款协议

THIS CREDIT LOAN AGREEMENT (hereinafter, “the Agreement”) is entered into in [      ], China, as of [ ] [ ], [ 2018] by and between the following Parties:

本授信贷款协议（“本协议”）由以下各方于[ 2018 ] 年[ ]月[ ]日在中国[ ]市签订：

Party A: Shenzhen Dongyang Medical Technology Co., Ltd., a corporation organized and existing under the laws of People’s Republic of China(“PRC”), having its business address at Shenzhen, Guangdong Province (hereinafter referred to as the “Lender”).

甲方：深圳市东阳医药科技有限公司, 一家依据中国律依法设立并存续的公司，其营业地点位于深圳市，广东省（以下简称“贷款人”）

Party B: Guizhou Tongren Healthy China Biotechnology Co. Ltd., a corporation organized and existing under the laws of People’s Republic of China(“PRC”), having its business address at Tongren, Guizhou Province (hereinafter referred to as the “Borrower”.)

乙方：贵州铜仁中康生物技术有限公司, 一家依据中国法律依法设立并存续的公司，其营业地点位于铜仁市，贵州省。（以下简称“借款人”）

Party C: Eternity Healthcare Inc., a corporation organized and existing under the laws of Nevada, the United States of America, whose shares of common stock are quoted on OTC under the symbol “ETAH”，is the shareholder of Party B ( hereinafter referred to as the “Guarantor”.)

丙方: Eternity Healthcare Inc., 一家根据美国内华达州法律成立及设立的公司，其股份在美国场外交易市场板块挂牌，其代码为“ETAH”,且为乙方的股东( 以下简称“担保方”)

(In this Agreement, the aforesaid parties are hereinafter referred to individually as a “Party” and collectively as the “Parties”.)

(上述贷款人、借款人、担保方合称“各方”，单称“一方”)

WHEREAS,

鉴于：

A. Parties agree that Lender provides the loan to Borrower under this agreement.

各方同意由贷款人向借款人出借本协议规定之款项。

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B. In order to define the rights and obligations of the Borrower and the Lender under relevant loan arrangements, the Parties hereby agree as follows:

为明晰本协议项下各方的权利及义务，各方经友好协商达成协议如下：

1．Definitions

定义

1.1 In this Agreement:

在本协议中，

“Debt” means the amount of loans which have not been repaid.

“债务”：指没有偿还的借款。

“Effective Date” means the date on which this Agreement is duly executed by the Parties hereto.

“生效日”：指本协议由相关各方签订之日。

“USD” means United States Dollar

“美元”：指美利坚合众国法定流通货币。

“Loan” means the loan in USD or equivalent amount of foreign currency provided by the Lender to the Borrower.

“借款”：由贷款人向借款人提供的美元或其他等值金额的外币贷款。

“PRC” means the People’s Republic of China, for the purpose of this Agreement, excluding Hong Kong, Macao and Taiwan.

“中国”：指中华人民共和国（不含中国香港、澳门特别行政区及台湾地区）。

“Repayment Notice” has the meaning as provided in Article 5.

“还款通知”：指本协议5条款所规定事项。

1.2 Any term referred to herein shall have the following meanings:

除非另有规定，否则下列词语在本协议中具有以下含义：

“Article” shall, unless the context otherwise requires, be construed as a reference to a clause of this Agreement.

“条款”除非文意另有所指，在此指本协议所约定的条款。

“Tax” shall be construed so as to include any tax, levy, impost or other charge of a similar nature (including, without limitation, any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

“税项”：包括现在或将来有政府或其它财政部门征收、代扣、代缴、预提或预扣的税赋和其它费用（包括任何因未缴交或迟交上述税项或不申报或迟申报上述税项而附加的罚款和滞纳金）。

The “Lender” and the “Borrower” shall be construed so as to include their successors and assignees as permitted by the Parties based on their respective interests.

“借款人”、“贷款人”在各方利益的基础上可以包括本协议项下的各方的继受人。

1.3 Unless otherwise provided, any reference herein to this Agreement or any other agreement or document shall be construed as including any amendments, variations, substitutions or supplements as are already made or may be from time to time made to this Agreement or such other agreement or document, as the case may be.

除非文意另有所指，本协议或相关协议所涉事项可以以补充协议或其他方式予以规定。

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1.4 The headings are for reference only.

标题仅就参考使用。

1.5 Unless the context otherwise requires, the words importing the plural shall include the singular and vice versa.

除非文意另有所指，单复数名词应具有同一含义。

2．Credit of Loan

借款的授信

2.1 Party A agrees to provide the credit sum of USD25million or equivalent amount of foreign currency to Party B (“Agreed Credit Sum”), that is, Party B is entitled to require USD25million or equivalent amount of foreign currency from Party A. Party B has the right of applying Agreed Credit Sum.

甲方同意向乙方提供2,500万美元（贰仟伍佰万美元）或等值金额外币借款的授信额度（简称“约定授信额度”），即乙方可以按照本协议的约定向甲方借款2,500万美元或等值金额外币。乙方有权选择是否行使约定的授信额度。

2.2 Under the Agreed Credit Sum, if Party B apply the loan, interest of 10% per year will be applied on the actual amount Party B received, and the loan interest shall be paid upon expiry of per half year, that is, within 5 business days upon the expiry of each half year after this Agreement is entered into, Party B shall pay 5% of the principal of the loan as interests to Party A.

在约定的授信额度内，按乙方向甲方实际申请借款，每年的利息为10%，每半年支付一次利息，即本协议签署后每半年期满后5个工作日内，乙方向甲方支付实际借款金额的5%作为利息。

3．Use and Term of Loan

借款期限及用途

3.1 The term of the Loan hereunder shall be 5 years, counted from the day when the Loan is provided.

借款期限为自提供借款之日起5年。

3.2 The Borrower shall only use the Loan hereunder provided by the Lender to for the payment of expenditures such as property and equipment, leasehold improvement, etc. and capital needed for developing the Borrower’s business. Without the prior written consent of the Lender, the Borrower shall not use any Loan for any purpose other than as specified herein.

在本协议所涉的贷款只能用于机器设备采购、办公场所装修等资本行支出及借款人业务发展之所需资金，未经贷款人书面同意，借款人不得将该笔贷款用于其他用途。

4．Granting of the Loan

借款的发放

After receiving the written notice from the Borrower, the Lender shall transfer the loan hereof within 30 days.

贷款人应在收到借款人书面通知之日起30 个工作日内及时发放借款。

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5．Repayment

借款的偿还

The Borrower may at any time serve a repayment application (hereinafter, the “Repayment Notice”) thirty (30) days in advance to the Lender, notifying the repayment of the Debt in full or in part.

借款人可以在任何时间单方决定提前30日内发出书面通知贷款人偿还借款（“还款通知”），通知部分或全部偿还。

6．Taxes

税款

All Taxes that may incur in connection with the Loan shall be borne by the Lender.

本协议项下所涉及的税款均由贷款人承担。

7．Confidentiality

保密

7.1 Regardless of the termination of this Agreement, the Borrower shall be obliged to keep in confidence the following information (hereinafter collectively the “Confidential Information”):

除非本协议终止，借款人有义务就如下信息保密（以下统称“保密信息”）：

(i) the execution, performance and the contents of this Agreement; and (ii) the business secret, proprietary information and customer information of the Lender known to or received by the Borrower in connection with the execution and performance of this Agreement. The Borrower is only entitled to use such Confidential Information for the performance of its obligations hereunder. The Borrower shall not disclose the above Confidential Information to any third party without the written permission of the Lender; otherwise it shall be liable to the default liability and indemnify the losses of the Lender.

（i）有关本协议的内容、履行和执行；（ii）商业秘密、专利信息以及借款人在执行本协议过程中知悉/获得的有关贷款人的客户信息。借款人仅有权为了履行本协议而使用保密信息。未经贷款人事先书面同意，贷款人不得向任何第三方泄露上述保密信息，否则，借款人将承担违约责任并赔偿贷款人因此而遭受的损失。

7.2 Upon termination of this Agreement, the Borrower shall, upon request by the Lender, return, destroy or otherwise dispose of all the documents, materials or software containing the Confidential Information and cease to use such Confidential Information.

一旦终止本协议，借款人应当按照贷款人的要求，返还、销毁或以其他方式处理所有的涉及保密信息的文件、材料或软件并停止使用该保密信息。

7.3 Notwithstanding any other provisions herein, the validity of this Article 7 shall survive the suspension or termination of this Agreement.

尽管有其他条款的规定，本协议第7条不因本协议的中止、终止而无效。

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8．Notices

通知

8.1 Any notice, request, demand and other correspondence required by or made in accordance with this Agreement shall be in writing and delivered to the relevant Party.

任何与本协议有关的通知、请求、要求或其他通信均需以书面形式交付本协议相关方。

8.2 Any of the aforementioned notices or other correspondence shall be deemed to have been given upon delivery when it is transmitted by facsimile; or upon handover to the receiver when it is delivered in person, or on the fifth (5) day after posting when it is delivered by mail.

任何上述提及的通知或其他通信，如以传真方式发送，传真当时视为送达；如派专人交付，移交时视为送达；如以邮件寄送，寄送之日起5日内视为送达

9．Defaulting Liabilities

违约责任

9.1 The Borrower shall undertake to hold the Lender harmless and indemnify the Lender against any actions, charges, claims, costs, damages, demands, expenses, liabilities, losses and proceedings which the Lender may suffer or be subject to as a result of any default by the Borrower of its obligations hereunder.

借款人应保证贷款人免受损害，并赔偿因借款人违反本协议而可能贷款人面临的任何行动、指控、索赔、花费、损害、要求、费用、负债、损失及诉讼等

9.2 Notwithstanding any other provisions herein, the validity of this Article shall survive the suspension or termination of this Agreement.

尽管有其他条款的规定，本条款不因本协议的中止、终止而无效。

9.3 The guarantor shall undertake the joint liability for the performance of the Borrower.in this Agreement.

担保方应借款方履行本协议的义务承担连带担保责任。

10．Miscellaneous

其他

10.1 This Agreement is made in Chinese and English in two (2) originals with the Borrower hereto holding one (1) original and Lender holding one (1). Chinese Version is translated from English Version, if two versions differ concerning the same issue, the English version shall prevail.

本协议以中文及英文写就，正本两份，借款人和贷款人各执一份。中文版本为英文版本的翻译版本，如对同一事项有不同约定的，以英文版本的约定为准

10.2 This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to the matters of state law, with the laws of the State of Nevada.  Venue for all matters shall be in New York, New York, without giving effect to principles of conflicts of law thereunder.  Each of the parties irrevocably consents and agrees that any legal or equitable action or proceedings arising under or in connection with this Agreement shall be brought exclusively in the federal courts of the United States. By execution and delivery of this Agreement, each party hereto irrevocably submits to and accepts, with respect to any such action or proceeding, generally and unconditionally, the jurisdiction of the aforesaid court, and irrevocably waives any and all rights such party may now or hereafter have to object to such jurisdiction.

此协议应适用美国的法律并依据该法律解释协议条款，涉及州法律管辖的事项应适用内华达州法律。在无法律冲突前提下，所有事项的执行地为纽约州纽约市。协议各方同意且不可撤销：凡因履行本协议所发生的或与本协议有关的一切司法行为均应提至美国联邦法庭。本协议一经签署，各方不可撤销地接受：前述的司法行为应无条件地遵从前述法庭的管辖，并不可撤销地放弃该方目前或将来可能拥有的与该法庭管辖权相抵触的任何权利。

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10.3 Any rights, powers and remedies granted to the Parties by any provisions herein shall not preclude any other rights, powers and remedies available to such Party in accordance with the laws and other provisions under this Agreement, and the exercise of its rights, powers and remedies by a Party shall not preclude its exercise of its other rights, powers and remedies.

当事人根据本协议任何条款所享有的任何权利、权力和救济不得妨碍该当事人根据法律或者本协议其他条款所享有的其他权利、权力和救济；一方行使其权利、权力和救济不得排除其行使其他权利、权力和救济。

10.4 No failure or delay by a Party to exercise any of its rights, powers and remedies hereunder or in accordance with the laws (hereinafter, the “Rights”) shall be construed as a waiver of such Rights, and the waiver of any single or partial Rights shall not preclude its exercise of such Rights in any other way and its exercise of other Rights.

任何一方未能或延迟行使其在本协议项下或者依照法律规定享有的权利、权力和救济（以下简称“权利”）不代表其对该权利的放弃；对任何单独的或部分权利的放弃并不排除其以其他方式行使该权利或者行使其他权利。

10.5 The headings herein contained are for reference only, and in no circumstances shall such headings be used for or affect the interpretation of the provisions hereof.

本协议中使用的标题仅为阅读方便而设，在任何情况下均不应影响对本协议内容的解释。

10.6 Each provision contained herein shall be severable from and independent of other provisions, and if at any time one or more provisions herein are held to be invalid, illegal or unenforceable, the validity, legality and enforceability of other provisions herein shall not be affected as a result thereof.

本协议的任一条款独立于其他条款而存在，本协议任一条款被视为无效、非法或无法执行，本协议其他条款的有效性、合法性及可执行性将不会受到影响

10.7 Any amendments or supplements to this Agreement shall be in writing and shall become effective upon due execution by the Parties hereto.

有关本协议的任何修改或补充应以书面形式进行，并自本协议当事人签字盖章之日起生效。

10.8 Except for the stipulation of this Agreement, the Borrower shall not assign any of its rights and/or obligations hereunder to any third party without the prior written consent from the Lender, and the Lender is entitled to assign any of its rights and/or obligations hereunder to any of its designated third parties upon notice to the Borrower.

除本协议约定外，未经贷款人事先书面同意，借款人不得将其在本协议项下的任何权利和/或义务转让给任何第三方；经通知借款人，贷款人有权将其在本协议项下的任何权利和/或义务转让给任何其指定的第三方。

10.9 This Agreement shall be binding on the legal successors of the Parties.

本协议对本协议当事人的法定继承人具有约束力。

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以下无正文。

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(签字页Signature page)

IN WITNESS WHEREOF, the Parties have caused this Credit Loan Agreement to be executed as of the date and in the place first set forth above.

有鉴于此，当事人已使得经其授权的代表于文首所属日期签署了本《授信借款协议》并即生效，以昭信守。

贷款人Lender: 深圳市东阳医药科技有限公司（Shenzhen Dongyang Medical Technology Co., Ltd.）

By:	Name:
Title:

借款人Borrower: 贵州铜仁中康生物技术有限公司（Guizhou Tongren Healthy China Biotechnology Co., Ltd.）

By:	Name:
Title:

担保方Guarantor: Eternity Healthcare Inc.

By:	Name:
Title:

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